UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 25, 2020
  DHI Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-33584	20-3179218
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1450 Broadway, 29th Floor
New York, NY 10018
(212) 725-6550
(Address of principal executive offices) (Zip Code)
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	DHX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02.	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On February 25, 2020, DHI Group, Inc. (the “Company”) announced that Chris Henderson, 52, has been promoted to the role of Chief Operating Officer (“COO”). Mr. Henderson previously served as Chief Strategy Officer for the Company. Mr. Henderson will work with the Company’s existing brand and functional leaders to develop and execute the overall strategy for each of the Company’s brands—Dice, ClearanceJobs and eFinancialCareers. Together, Mr. Henderson and functional leaders will work to accelerate the pace of customer-centered innovation and support the Company’s growth through greater functional alignment and focus on delivering best-in-class product and go-to-market solutions across the board.

Mr. Henderson has served as the Chief Strategy Officer for the Company since April 2019. Mr. Henderson has been responsible for the development and implementation of the Company’s strategy in support of the CEO and other executive leaders. Prior to joining the Company, Mr. Henderson served as the CEO of the Universal Service Administrative Company from September 2014 to May 2017, which delivers the FCC's $10 billion Universal Service effort to deliver high quality broadband to all Americans. Mr. Henderson previously held a number of senior roles in the public sector including Senior Advisor to Interior Secretary Ken Salazar and COO of City for the Denver under Mayor John Hickenlooper. He also spent twelve years at Vestar Capital Partners, a private equity firm, where he was managing director, member of the investment committee and co-head of the consumer group.
ITEM 7.01.	REGULATION FD DISCLOSURE.

On February 25, 2020, the Company issued a press release relating to Mr. Henderson’s promotion to COO. A copy of such press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information set forth in this Item 7.01 of this Current Report on Form 8-K is being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing. The filing of this Item 7.01 of this Current Report on Form 8-K shall not be deemed an admission as to the materiality of any information herein that is required to be disclosed solely by reason of Regulation FD.
ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(d)                             Exhibits. The following exhibits are being filed and furnished herewith.

Exhibit No.	Description
99.1	Press Release, dated February 25, 2020.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
DHI Group, Inc.

By:	/s/ Brian P. Campbell
Name: Brian P. Campbell
Title: Senior Vice President, Corporate Development, Chief Legal Officer and Corporate Secretary

Dated: February 25, 2020

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release, dated February 25, 2020.